Exhibit 99.1

Essent Group Ltd. Reports Second Quarter 2020 Results & Declares Quarterly Dividend
HAMILTON, Bermuda--(BUSINESS WIRE)--August 7, 2020--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended June 30, 2020 of $15.4 million or $0.15 per diluted share, compared to $136.4 million or $1.39 per diluted share for the quarter ended June 30, 2019.
Essent also announced today that its Board of Directors has declared a quarterly cash dividend of $0.16 per common share. The dividend is payable on September 10, 2020, to shareholders of record on August 31, 2020.
"Our financial results for the second quarter reflect the initial impact of the COVID-19 pandemic on our insured portfolio,” said Mark Casale, Chairman and Chief Executive Officer. “Our outlook on the timing and shape of an economic recovery remains cautious. However, we remain confident that with the strength and sustainability of our operating model, in conjunction with our strong balance sheet, capital and liquidity, we are well suited to navigate this challenging operating environment.”
Financial Highlights:

•	Insurance in force as of June 30, 2020 was $174.6 billion, compared to $165.6 billion as of March 31, 2020 and $153.3 billion as of June 30, 2019.

•	New insurance written for the second quarter was $28.2 billion, compared to $13.5 billion in the first quarter of 2020 and $18.0 billion in the second quarter of 2019.

•	Net premiums earned for the second quarter were $211.5 million, compared to $206.5 million in the first quarter of 2020 and $188.5 million in the second quarter of 2019.

•	The expense ratio for the second quarter was 18.4%, compared to 20.3% in the first quarter of 2020 and 22.0% in the second quarter of 2019.

•
The provision for losses and LAE for the second quarter was $175.9 million, compared to a provision of $8.1 million in the first quarter of 2020 and a provision of $5.0 million in the second quarter of 2019.

•	The percentage of loans in default as of June 30, 2020 was 5.19%, compared to 0.83% as of March 31, 2020 and 0.66% as of June 30, 2019.
◦As of July 31, 2020, the percentage of loans in default was 5.01%.

•	The combined ratio for the second quarter was 101.5%, compared to 24.2% in the first quarter of 2020 and 24.7% in the second quarter of 2019.

•
Other income for the second quarter includes a $2.5 million gain for the change in the fair value of embedded derivatives in certain of our third-party reinsurance agreements, compared to a loss of $4.2 million in the first quarter of 2020 and a gain of $1.2 million in the second quarter of 2019.

•	The consolidated balance of cash and investments at June 30, 2020 was $4.5 billion, including cash and investment balances at Essent Group Ltd. of $702.2 million.

•
The combined risk-to-capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 11.7:1 as of June 30, 2020.

•	On June 2, 2020, Essent Group Ltd. completed an offering of 13,800,000 common shares at $33.25 per share, generating net proceeds of $440.0 million.

•
During the second quarter, A.M. Best affirmed its “A (Excellent)” financial strength rating of Essent Guaranty, Inc., acknowledging the strength in our business model and capital position. Essent Guaranty, Inc. also has financial strength ratings of “A3” by Moody’s and “BBB+” by S&P.

Conference Call:
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/events-and-presentations/events/default.aspx. The call may also be accessed by dialing 833-287-0797 inside the U.S., or 647-689-4456 for international callers, using passcode 5617769 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-585-8367 inside the U.S., or 416-621-4642 for international callers, passcode 5617769.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/financials/quarterly-results/default.aspx.

Forward-Looking Statements:
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: the impact of COVID-19 and related economic conditions; changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 18, 2020, as subsequently updated through other reports we file with the Securities and Exchange Commission. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

About the Company:
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary, Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Essent is committed to supporting environmental, social and governance ("ESG") initiatives that are relevant to the company and align with the companywide dedication to responsible corporate citizenship that positively impacts the community and people served. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended June 30, 2020

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Reinsurance Vintage Data
Exhibit I	Portfolio Geographic Data
Exhibit J	Defaults, Reserve for Losses and LAE, and Claims
Exhibit K	Investments Available for Sale
Exhibit L	Insurance Company Capital
Exhibit M	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2020	2019	2020	2019
Revenues:
Direct premiums written	$228,044	$196,832	$434,024	$380,514
Ceded premiums	(22,140)	(8,428)	(36,377)	(14,466)
Net premiums written	205,904	188,404	397,647	366,048
Decrease in unearned premiums	5,567	86	20,320	233
Net premiums earned	211,471	188,490	417,967	366,281
Net investment income	19,866	20,581	40,499	40,461
Realized investment gains (losses), net	(1,269)	583	1,866	1,243
Other income	6,009	2,238	4,585	4,433
Total revenues	236,077	211,892	464,917	412,418

Losses and expenses:
Provision for losses and LAE	175,877	4,960	183,940	12,067
Other underwriting and operating expenses	38,819	41,520	80,766	82,550
Interest expense	2,566	2,679	4,698	5,349
Total losses and expenses	217,262	49,159	269,404	99,966

Income before income taxes	18,815	162,733	195,513	312,452
Income tax expense	3,435	26,328	30,610	48,327
Net income	$15,380	$136,405	$164,903	$264,125

Earnings per share:
Basic	$0.15	$1.39	$1.65	$2.70
Diluted	0.15	1.39	1.64	2.69

Weighted average shares outstanding:
Basic	102,500	97,798	100,224	97,697
Diluted	102,605	98,170	100,466	98,137

Net income	$15,380	$136,405	$164,903	$264,125

Other comprehensive income (loss):
Change in unrealized appreciation of investments	74,285	35,987	64,211	74,353
Total other comprehensive income	74,285	35,987	64,211	74,353
Comprehensive income	$89,665	$172,392	$229,114	$338,478

Loss ratio	83.2%	2.6%	44.0%	3.3%
Expense ratio	18.4	22.0	19.3	22.5
Combined ratio	101.5%	24.7%	63.3%	25.8%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	June 30,	December 31,
(In thousands, except per share amounts)	2020	2019
Assets
Investments
Fixed maturities available for sale, at fair value	$3,221,149	$3,035,385
Short-term investments available for sale, at fair value	1,130,954	315,362
Total investments available for sale	4,352,103	3,350,747
Other invested assets	78,536	78,873
Total investments	4,430,639	3,429,620
Cash	72,787	71,350
Accrued investment income	18,711	18,535
Accounts receivable	39,750	40,655
Deferred policy acquisition costs	15,856	15,705
Property and equipment	15,458	17,308
Prepaid federal income tax	279,136	261,885
Other assets	27,611	18,367

Total assets	$4,899,948	$3,873,425

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$250,890	$69,362
Unearned premium reserve	258,567	278,887
Net deferred tax liability	272,746	249,620
Credit facility borrowings, net of deferred costs	424,523	224,237
Other accrued liabilities	69,893	66,474
Total liabilities	1,276,619	888,580

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 112,423 shares in 2020 and 98,394 shares in 2019	1,686	1,476
Additional paid-in capital	1,561,737	1,118,655
Accumulated other comprehensive income	120,398	56,187
Retained earnings	1,939,508	1,808,527
Total stockholders' equity	3,623,329	2,984,845

Total liabilities and stockholders' equity	$4,899,948	$3,873,425

Return on average equity (1)	10.0%	20.8%

(1) The 2020 return on average equity is calculated by dividing annualized year-to-date 2020 net income by average equity.  The 2019 return on average equity is calculated by dividing full year 2019 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2020		2019
Selected Income Statement Data	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$205,904	$191,743	$196,493	$198,304	$188,404	$177,644

Net premiums earned (1)	211,471	206,496	207,671	203,473	188,490	177,791
Other revenues (2)	24,606	22,344	21,091	22,914	23,402	22,735
Total revenues	236,077	228,840	228,762	226,387	211,892	200,526

Losses and expenses:
Provision for losses and LAE	175,877	8,063	10,929	9,990	4,960	7,107
Other underwriting and operating expenses	38,819	41,947	41,231	41,588	41,520	41,030
Interest expense	2,566	2,132	2,218	2,584	2,679	2,670
Total losses and expenses	217,262	52,142	54,378	54,162	49,159	50,807

Income before income taxes	18,815	176,698	174,384	172,225	162,733	149,719
Income tax expense (3)	3,435	27,175	27,426	27,595	26,328	21,999
Net income	$15,380	$149,523	$146,958	$144,630	$136,405	$127,720

Earnings per share:
Basic	$0.15	$1.53	$1.50	$1.48	$1.39	$1.31
Diluted	0.15	1.52	1.49	1.47	1.39	1.30

Weighted average shares outstanding:
Basic	102,500	97,949	97,830	97,822	97,798	97,595
Diluted	102,605	98,326	98,376	98,257	98,170	98,104

Other Data:
Loss ratio (4)	83.2%	3.9%	5.3%	4.9%	2.6%	4.0%
Expense ratio (5)	18.4	20.3	19.9	20.4	22.0	23.1
Combined ratio	101.5%	24.2%	25.1%	25.3%	24.7%	27.1%

Return on average equity (annualized)	1.8%	19.6%	20.1%	20.8%	20.9%	20.9%

(1) Net premiums earned also includes premiums earned on GSE and other risk share. See Exhibit F.
(2) Certain of our third-party reinsurance agreements contain an embedded derivative as the premium ceded under those agreements will vary based on changes in interest rates. Other revenues for the three months ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019 include net favorable (unfavorable) changes of $2,502, ($4,200), ($3,585), ($760), $1,160 and $1,424, respectively, in the fair value of these embedded derivatives.

(3) Income tax expense for the three months ended March 31, 2020 and 2019 was reduced by $620 and $1,956, respectively, of excess tax benefits associated with the vesting of common shares and common share units during each period.

(4) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(5) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

					Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2020		2019
Other Data, continued:	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$28,163,212	$13,549,299	$15,839,836	$18,719,876	$17,973,505	$10,945,307
New risk written	6,875,250	3,384,171	3,966,363	4,695,611	4,485,217	2,713,389

Bulk:
New insurance written	$—	$151	$—	$6,133	$29,524	$55,002
New risk written	—	24	—	842	2,129	6,542

Total:
Average gross premium rate (6)	0.53%	0.51%	0.51%	0.52%	0.51%	0.50%
Average net premium rate (7)	0.48%	0.48%	0.49%	0.49%	0.49%	0.48%
New insurance written	$28,163,212	$13,549,450	$15,839,836	$18,726,009	$18,003,029	$11,000,309
New risk written	$6,875,250	$3,384,195	$3,966,363	$4,696,453	$4,487,346	$2,719,931
Insurance in force (end of period)	$174,646,273	$165,615,503	$164,005,853	$160,962,192	$153,317,157	$143,181,641
Gross risk in force (end of period) (8)	$43,993,989	$41,865,977	$41,402,950	$40,540,289	$38,531,090	$35,925,830
Risk in force (end of period)	$39,113,879	$38,290,022	$38,947,857	$38,784,584	$37,034,687	$34,744,417
Policies in force	733,651	706,714	702,925	693,085	666,705	629,808
Weighted average coverage (9)	25.2%	25.3%	25.2%	25.2%	25.1%	25.1%
Annual persistency	67.9%	73.9%	77.5%	82.1%	84.8%	85.1%

Loans in default (count)	38,068	5,841	5,947	5,232	4,405	4,096
Percentage of loans in default	5.19%	0.83%	0.85%	0.75%	0.66%	0.65%

Other Risk in Force
GSE and other risk share (10)	$1,031,699	$1,100,966	$895,374	$849,184	$802,530	$771,175

Credit Facility
Borrowings outstanding	$425,000	$425,000	$225,000	$225,000	$225,000	$225,000
Undrawn committed capacity	$75,000	$75,000	$275,000	$275,000	$275,000	$275,000
Weighted average interest rate (end of period)	1.93%

(6) Average gross premium rate is calculated by dividing annualized premiums earned for the U.S. mortgage insurance portfolio, before reductions for premiums ceded under third-party reinsurance, by average insurance in force for the period.

(7) Average net premium rate is calculated by dividing annualized net premiums earned for the U.S. mortgage insurance portfolio by average insurance in force for the period.
(8) Gross risk in force includes risk ceded under third-party reinsurance.
(9) Weighted average coverage is calculated by dividing end of period gross risk in force by end of period insurance in force.
(10) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Re provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Six Months Ended
	June 30, 2020		June 30, 2019		June 30, 2020		June 30, 2019
($ in thousands)
>=760	$12,163,927	43.2%	$7,313,814	40.7%	$17,819,643	42.7%	$11,784,317	40.8%
740-759	5,300,459	18.8	3,073,807	17.1	7,758,491	18.6	4,985,948	17.2
720-739	4,352,367	15.5	2,572,580	14.3	6,371,241	15.3	4,138,193	14.3
700-719	3,278,269	11.6	2,140,363	11.9	4,837,012	11.6	3,492,908	12.1
680-699	1,950,905	6.9	1,534,959	8.5	2,995,823	7.2	2,442,928	8.4
<=679	1,117,285	4.0	1,337,982	7.5	1,930,301	4.6	2,074,518	7.2
Total	$28,163,212	100.0%	$17,973,505	100.0%	$41,712,511	100.0%	$28,918,812	100.0%

Weighted average credit score	749		744		748		744

NIW by LTV
	Three Months Ended				Six Months Ended
	June 30, 2020		June 30, 2019		June 30, 2020		June 30, 2019
($ in thousands)
85.00% and below	$5,028,803	17.9%	$2,220,430	12.3%	$6,992,279	16.8%	$3,663,263	12.7%
85.01% to 90.00%	9,079,625	32.2	4,851,313	27.0	13,066,899	31.3	7,801,661	27.0
90.01% to 95.00%	10,914,874	38.8	7,525,709	41.9	16,600,754	39.8	12,185,046	42.1
95.01% and above	3,139,910	11.1	3,376,053	18.8	5,052,579	12.1	5,268,842	18.2
Total	$28,163,212	100.0%	$17,973,505	100.0%	$41,712,511	100.0%	$28,918,812	100.0%

Weighted average LTV	91%		92%		91%		92%

NIW by Product
	Three Months Ended				Six Months Ended
	June 30, 2020		June 30, 2019		June 30, 2020		June 30, 2019
Single Premium policies		10.6%		11.1%		10.3%		11.6%
Monthly Premium policies		89.4		88.9		89.7		88.4
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Six Months Ended
	June 30, 2020		June 30, 2019		June 30, 2020		June 30, 2019
Purchase		54.2%		84.5%		59.1%		85.7%
Refinance		45.8		15.5		40.9		14.3
		100.0%		100.0%		100.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
IIF by FICO score	June 30, 2020		March 31, 2020		June 30, 2019
($ in thousands)
>=760	$71,570,804	41.0%	$68,385,363	41.3%	$64,977,185	42.4%
740-759	30,265,718	17.3	28,289,661	17.1	25,747,495	16.8
720-739	26,130,764	15.0	24,441,834	14.7	22,203,764	14.5
700-719	20,721,839	11.9	19,442,133	11.7	17,723,067	11.5
680-699	14,545,011	8.3	13,859,727	8.4	12,697,092	8.3
<=679	11,412,137	6.5	11,196,785	6.8	9,968,554	6.5
Total	$174,646,273	100.0%	$165,615,503	100.0%	$153,317,157	100.0%

Weighted average credit score	745		745		746

Gross RIF by FICO score	June 30, 2020		March 31, 2020		June 30, 2019
($ in thousands)
>=760	$17,871,881	40.6%	$17,138,596	40.9%	$16,258,608	42.2%
740-759	7,672,436	17.4	7,181,181	17.2	6,478,145	16.8
720-739	6,673,863	15.2	6,262,376	15.0	5,643,012	14.6
700-719	5,246,989	11.9	4,950,746	11.8	4,473,871	11.6
680-699	3,693,448	8.4	3,537,973	8.4	3,217,062	8.4
<=679	2,835,372	6.5	2,795,105	6.7	2,460,392	6.4
Total	$43,993,989	100.0%	$41,865,977	100.0%	$38,531,090	100.0%

Portfolio by LTV
IIF by LTV	June 30, 2020		March 31, 2020		June 30, 2019
($ in thousands)
85.00% and below	$19,874,830	11.4%	$17,304,231	10.5%	$16,525,093	10.8%
85.01% to 90.00%	50,446,645	28.9	47,063,180	28.4	44,234,770	28.9
90.01% to 95.00%	79,112,541	45.3	77,059,950	46.5	72,549,888	47.3
95.01% and above	25,212,257	14.4	24,188,142	14.6	20,007,406	13.0
Total	$174,646,273	100.0%	$165,615,503	100.0%	$153,317,157	100.0%

Weighted average LTV	92%		92%		92%

Gross RIF by LTV	June 30, 2020		March 31, 2020		June 30, 2019
($ in thousands)
85.00% and below	$2,292,935	5.2%	$1,997,845	4.8%	$1,907,272	5.0%
85.01% to 90.00%	12,120,308	27.6	11,322,131	27.0	10,625,848	27.6
90.01% to 95.00%	22,760,884	51.7	22,110,369	52.8	20,784,261	53.9
95.01% and above	6,819,862	15.5	6,435,632	15.4	5,213,709	13.5
Total	$43,993,989	100.0%	$41,865,977	100.0%	$38,531,090	100.0%

Portfolio by Loan Amortization Period
IIF by Loan Amortization Period	June 30, 2020		March 31, 2020		June 30, 2019
($ in thousands)
FRM 30 years and higher	$165,143,246	94.5%	$156,741,714	94.6%	$143,827,908	93.8%
FRM 20-25 years	3,277,847	1.9	2,829,876	1.7	2,901,947	1.9
FRM 15 years	3,660,888	2.1	3,230,148	2.0	3,391,072	2.2
ARM 5 years and higher	2,564,292	1.5	2,813,765	1.7	3,196,230	2.1
Total	$174,646,273	100.0%	$165,615,503	100.0%	$153,317,157	100.0%

						Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

	2020		2019
($ in thousands)	June 30	March 31	December 31	September 30	June 30	March 31
GSE and other risk share (1):
Premiums earned	$10,655	$10,778	$9,867	$9,284	$8,622	$7,894

Risk in Force	$1,031,699	$1,100,966	$895,374	$849,184	$802,530	$771,175

Weighted average credit score	746	746	745	746	748	747
Weighted average LTV	85%	85%	85%	85%	85%	85%

(1) GSE and other risk share includes GSE risk share and other reinsurance transactions. Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae.

												Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
June 30, 2020

					Insurance in Force
Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default	Percentage of Loans in Default

2010 - 2014	$60,668,851	$8,530,559	14.1%	47,938	83.7%	69.0%	3.9%	12.6%	45.3%	3.2%	2,532	5.28%
2015	26,193,656	7,936,090	30.3	40,235	85.6	61.8	2.9	15.1	43.2	4.2	2,305	5.73
2016	34,949,319	15,675,316	44.9	73,492	85.4	60.2	7.4	13.6	45.5	5.9	4,493	6.11
2017	43,858,322	23,247,877	53.0	110,369	88.6	61.7	15.3	16.5	41.3	8.8	7,354	6.66
2018	47,508,525	26,920,663	56.7	121,708	92.7	63.7	19.8	16.8	38.3	14.0	8,598	7.06
2019	63,569,183	51,138,928	80.4	196,033	81.1	61.0	18.7	16.3	38.5	27.3	11,098	5.66
2020 (through June 30)	41,712,662	41,196,840	98.8	143,876	58.9	51.9	12.2	11.8	42.6	34.5	1,688	1.17
Total	$318,460,518	$174,646,273	54.8	733,651	79.3	59.7	14.4	14.9	41.0	7.9	38,068	5.19

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

														Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Reinsurance Vintage Data
June 30, 2020
($ in thousands)
Excess of Loss Reinsurance
			Original Reinsurance in Force			Remaining Reinsurance in Force						Earned Premiums Ceded
Year	Remaining Insurance in Force	Remaining Risk in Force	ILN (1)	Other Reinsurance (2)	Total	ILN	Other Reinsurance	Total	Losses Ceded to Date	Original First Layer Retention	Remaining First Layer Retention	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (5)
2015 & 2016	$22,315,283	$6,025,734	$333,844	$—	$333,844	$216,480	$—	$216,480	$—	$208,111	$207,849	$1,449	$3,287	$174,682
2017	22,597,869	5,742,641	424,412	165,167	589,579	242,123	165,167	407,290	—	224,689	220,308	2,801	6,154	204,148
2018	26,393,162	6,676,437	473,184	118,650	591,834	325,537	76,144	401,681	—	253,643	252,392	3,473	7,578	299,170
2019 (3)	30,475,038	7,724,225	495,889	55,102	550,991	495,889	55,102	550,991	—	215,605	215,605	2,953	5,442	423,843
Total	$101,781,352	$26,169,037	$1,727,329	$338,919	$2,066,248	$1,280,029	$296,413	$1,576,442	$—	$902,048	$896,154	$10,676	$22,461	$1,101,843

Quota Share Reinsurance
						Losses Ceded		Ceding Commission		Earned Premiums Ceded
Year		Remaining Insurance in Force	Remaining Risk in Force	Remaining Ceded Insurance in Force	Remaining Ceded Risk in Force	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Quarter-to-Date	Year-to-Date	Reduction in PMIERs Minimum Required Assets (5)
2019 & 2020	(4)	$61,036,696	$15,141,048	$13,463,715	$3,303,668	$7,598	$7,696	$1,933	$3,110	$11,464	$13,916	$223,393

(1) Reinsurance provided by unaffiliated special purpose insurers through the issuance of mortgage insurance-linked notes ("ILNs").
(2) Reinsurance provided by panels of reinsurers.
(3) Reinsurance coverage on new insurance written from January 1, 2019 through August 31, 2019.
(4) Reinsurance coverage on 40% of eligible single premium policies and 20% of all other eligible policies written from September 1, 2019 through December 31, 2020.
(5) Represents the reduction in Essent Guaranty, Inc.'s Minimum Required Assets based on our interpretation of the PMIERs.

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	June 30, 2020	March 31, 2020	June 30, 2019
CA	10.6%	10.4%	9.6%
TX	9.4	8.9	8.0
FL	8.2	8.0	7.5
WA	4.0	4.2	4.6
CO	3.9	3.8	3.6
IL	3.5	3.6	3.8
NJ	3.5	3.6	3.7
AZ	3.5	3.3	3.2
VA	3.2	3.1	3.2
OH	3.2	3.3	3.4
All Others	47.0	47.8	49.4
Total	100.0%	100.0%	100.0%

Gross RIF by State
	June 30, 2020	March 31, 2020	June 30, 2019
CA	10.3%	10.1%	9.4%
TX	9.7	9.2	8.3
FL	8.4	8.2	7.6
WA	4.0	4.2	4.6
CO	3.8	3.7	3.5
NJ	3.4	3.5	3.6
AZ	3.4	3.3	3.1
IL	3.4	3.5	3.7
GA	3.2	3.2	3.4
OH	3.2	3.3	3.4
All Others	47.2	47.8	49.4
Total	100.0%	100.0%	100.0%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019
Beginning default inventory	5,841	4,096	5,947	4,024
Plus: new defaults	37,357	2,849	41,290	5,767
Less: cures	(4,983)	(2,433)	(8,897)	(5,182)
Less: claims paid	(144)	(106)	(262)	(194)
Less: rescissions and denials, net	(3)	(1)	(10)	(10)
Ending default inventory	38,068	4,405	38,068	4,405

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
($ in thousands)	2020	2019	2020	2019
Reserve for losses and LAE at beginning of period	$73,341	$53,484	$69,362	$49,464
Less: Reinsurance recoverables	98	—	71	—
Net reserve for losses and LAE at beginning of period	73,243	53,484	69,291	49,464
Add provision for losses and LAE occurring in:
Current period	181,776	11,354	197,195	23,182
Prior years	(5,899)	(6,394)	(13,255)	(11,115)
Incurred losses and LAE during the period	175,877	4,960	183,940	12,067
Deduct payments for losses and LAE occurring in:
Current period	288	230	289	245
Prior years	5,703	3,076	9,813	6,148
Loss and LAE payments during the period	5,991	3,306	10,102	6,393
Net reserve for losses and LAE at end of period	243,129	55,138	243,129	55,138
Plus: Reinsurance recoverables	7,761	—	7,761	—
Reserve for losses and LAE at end of period	$250,890	$55,138	$250,890	$55,138

Claims
	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2020	2019	2020	2019
Number of claims paid	144	106	262	194
Total amount paid for claims (in thousands)	$5,718	$3,208	$9,875	$6,107
Average amount paid per claim (in thousands)	$40	$30	$38	$31
Severity	78%	69%	78%	74%

					Exhibit J, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims
U.S. Mortgage Insurance Portfolio

	June 30, 2020
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	33,514	88%	$166,897	73%	$2,233,678	7%
Four to eleven payments	3,813	10	39,028	17	234,152	17
Twelve or more payments	664	2	18,590	8	36,694	51
Pending claims	77	—	3,271	2	3,846	85
Total case reserves (1)	38,068	100%	227,786	100%	$2,508,370	9
IBNR			17,084
LAE			5,992
Total reserves for losses and LAE (1)			$250,862

Average reserve per default:
Case			$6.0
Total			$6.6

Default Rate	5.19%

(1) The U.S. Mortgage Insurance Portfolio reserves exclude reserves on GSE and other risk share at Essent Re of $28.

	December 31, 2019
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	3,310	56%	$15,793	25%	$177,238	9%
Four to eleven payments	2,035	34	28,006	44	108,743	26
Twelve or more payments	473	8	13,549	22	27,152	50
Pending claims	129	2	5,832	9	6,777	86
Total case reserves (2)	5,947	100%	63,180	100%	$319,910	20
IBNR			4,738
LAE			1,265
Total reserves for losses and LAE (2)			$69,183

Average reserve per default:
Case			$10.6
Total			$11.6

Default Rate	0.85%

(2) The U.S. Mortgage Insurance Portfolio reserves exclude reserves on GSE and other risk share at Essent Re of $179.

	June 30, 2019
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	2,511	57%	$12,646	25%	$133,536	9%
Four to eleven payments	1,443	33	22,292	44	78,047	29
Twelve or more payments	369	8	11,583	23	22,093	52
Pending claims	82	2	4,055	8	4,657	87
Total case reserves	4,405	100%	50,576	100%	$238,333	21
IBNR			3,792
LAE			770
Total reserves for losses and LAE			$55,138

Average reserve per default:
Case			$11.5
Total			$12.5

Default Rate	0.66%

				Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investments Available for Sale

Investments Available for Sale by Asset Class
Asset Class	June 30, 2020		December 31, 2019
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$259,259	5.9%	$242,206	7.2%
U.S. agency securities	14,682	0.3	33,605	1.0
U.S. agency mortgage-backed securities	830,124	19.1	848,334	25.3
Municipal debt securities	465,063	10.7	361,638	10.8
Non-U.S. government securities	54,637	1.2	54,995	1.7
Corporate debt securities	912,137	21.0	880,301	26.3
Residential and commercial mortgage securities	312,511	7.2	288,281	8.6
Asset-backed securities	385,486	8.9	326,025	9.7
Money market funds	1,118,204	25.7	315,362	9.4
Total investments available for sale	$4,352,103	100.0%	$3,350,747	100.0%

Investments Available for Sale by Credit Rating
Rating (1)	June 30, 2020		December 31, 2019
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$2,642,359	60.7%	$1,817,905	54.2%
Aa1	129,451	3.0	109,122	3.3
Aa2	171,704	3.9	145,282	4.3
Aa3	235,462	5.4	159,599	4.8
A1	213,946	4.9	206,643	6.2
A2	253,507	5.8	183,780	5.5
A3	211,209	4.9	191,933	5.7
Baa1	244,669	5.6	232,490	6.9
Baa2	183,639	4.2	179,664	5.4
Baa3	37,005	0.9	65,119	1.9
Below Baa3	29,152	0.7	59,210	1.8
Total investments available for sale	$4,352,103	100.0%	$3,350,747	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investments Available for Sale by Duration and Book Yield
Effective Duration	June 30, 2020		December 31, 2019
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$2,140,698	49.2%	$1,038,782	31.0%
1 to < 2 Years	415,342	9.5	306,148	9.1
2 to < 3 Years	369,123	8.5	348,708	10.4
3 to < 4 Years	258,405	5.9	361,147	10.8
4 to < 5 Years	343,687	7.9	443,382	13.2
5 or more Years	824,848	19.0	852,580	25.5
Total investments available for sale	$4,352,103	100.0%	$3,350,747	100.0%

Pre-tax investment income yield:
Three months ended June 30, 2020	2.16%
Six months ended June 30, 2020	2.33%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of June 30, 2020	$702,225
As of December 31, 2019	$98,376

		Exhibit L

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	June 30, 2020	December 31, 2019
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$2,457,368	$2,335,828

Combined net risk in force (2)	$28,787,600	$29,460,191

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	12.1:1	13.1:1
Essent Guaranty of PA, Inc.	2.3:1	2.9:1
Combined (4)	11.7:1	12.6:1

Essent Guaranty, Inc. PMIERs Data (5):
Available Assets	$2,586,394	$2,337,086
Minimum Required Assets	1,458,273	1,499,369
PMIERs excess Available Assets	$1,128,121	$837,717

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$1,022,689	$939,360

Net risk in force (2)	$11,113,079	$10,314,942

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.
(5) PMIERs data is based on our interpretation of PMIERs 2.0 as of the dates indicated.

Exhibit M
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is the basis for measures used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units and dividend equivalent units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of June 30, 2020, December 31, 2019 and June 30, 2019, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of June 30, 2020, December 31, 2019 and June 30, 2019 in accordance with Regulation G:

(In thousands, except per share amounts)	June 30, 2020	December 31, 2019	June 30, 2019

Numerator:
Total Stockholders' Equity (Book Value)	$3,623,329	$2,984,845	$2,704,292

Subtract: Accumulated Other Comprehensive Income	120,398	56,187	45,360

Adjusted Book Value	$3,502,931	$2,928,658	$2,658,932

Denominator:
Total Common Shares Outstanding	112,423	98,394	98,396

Add: Restricted Share Units and Dividend Equivalent Units Outstanding	510	356	365

Total Common Shares and Share Units Outstanding	112,933	98,750	98,761

Adjusted Book Value per Share	$31.02	$29.66	$26.92